UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  September 7, 2007
(Date of earliest event reported)


                     ML-CFC Commercial Mortgage Trust 2007-8
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                         (Exact name of issuing entity)

                Countrywide Commercial Real Estate Finance, Inc.
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               (Exact name of sponsor as specified in its charter)

                      Merrill Lynch Mortgage Lending, Inc.
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               (Exact name of sponsor as specified in its charter)

                          KeyBank National Association
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               (Exact name of sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-142235-04                 13-3416059
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(State or other jurisdiction    (Commission File No.)           (IRS Employer
     of incorporation)                                       Identification No.)

4 World Financial Center, 250 Vesey Street, New York, New York        10080
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       (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (212) 449-1000
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

 Supplement to the prospectus supplement dated August 17, 2007, relating to the Depositor's Commercial Mortgage Pass-Through Certificates, Series 2007-8.

SUPPLEMENT, dated September 7, 2007
(To Prospectus Supplement Dated August 17, 2007)

                                 $2,264,889,000
                                  (Approximate)

                     Merrill Lynch Mortgage Investors, Inc.
                                    Depositor

                     ML-CFC Commercial Mortgage Trust 2007-8
          Commercial Mortgage Pass-Through Certificates, Series 2007-8, Classes A-1, A-2, A-SB, A-3, AM, AJ, A-1A, AM-A, AJ-A, B, C, D, E and F


This is a supplement to the prospectus supplement dated August 17, 2007 (the "Prospectus Supplement"), relating to the Depositor's Commercial Mortgage Pass-Through Certificates, Series 2007-8.

The largest tenant of the mortgaged property securing the mortgage loan identified on Annex A-1 to the Prospectus Supplement as Executive Hills Portfolio, representing 4.1% of the initial mortgage pool balance, is NovaStar Financial, Inc. ("NovaStar"), a residential lender and mortgage portfolio manager. According to a press release issued by NovaStar on September 4, 2007 (the "Press Release"), "[a]s disclosed in NovaStar's Form 10-Q for the quarter ended June 30, 2007, several conditions and events have adversely impacted the subprime mortgage industry and NovaStar's operations, liquidity and financial condition during 2007." NovaStar intended to issue certain classes of preferred stock pursuant to a rights offering in the amount of approximately $101,175,000 to raise funds to improve its financial condition. According to the Press Release, "NovaStar canceled plans for the rights offering because there were certain conditions that management believed the company would not be able to satisfy in the current environment in connection with a requirement to file a registration statement relating to the rights offering with the Securities and Exchange Commission no later than August 30, 2007." The Press Release also states that Deloitte & Touche LLP, the independent auditors of NovaStar, "was not willing to issue a consent or otherwise be associated with the rights offering unless the Company reissued its 2006 financial statements to include footnote disclosure regarding these matters" and that "its reissued report on such financial statements would include an explanatory paragraph about the uncertainty of NovaStar's ability to continue as a `going concern'." To mitigate the concerns regarding NovaStar, the Executive Hills Portfolio Borrower delivered a $4,200,000.00 irrevocable letter of credit to be held as additional security for the Executive Hills Portfolio Loan for a period of not less than twenty-four months. The Press Release also stated that NovaStar is "tak[ing] several steps to restructure the company's overall operations."

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date:  September 7, 2007
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                                  By:    /s/ David M. Rodgers
                                      -----------------------------------------
                                      Name:  David M. Rodgers
                                      Title: Executive Vice President,
                                             Chief Officer in Charge of
                                             Commercial Mortgage Securitization